EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT
                (PAYMENT OPTION - 15 YEAR PERIOD CERTAIN OR LIFE)

     This Executive Supplemental Retirement Income Agreement (the "Agreement"), effective as of the 20th day of February, 1997, formalizes the understanding by and between PRESTIGE STATE BANK (the "Bank"), a commercial bank, and certain key employees, hereinafter referred to as "Executive(s)", who shall be elected and approved by the Bank to participate in this Agreement by execution of an Executive Supplemental Retirement Income Joinder Agreement ("Joinder Agreement") in a form provided by the Bank. PRESTIGE FINANCIAL CORP. (the "Holding Company") is a party to this Agreement for the sole purpose of guaranteeing the Bank's performance hereunder.

                             W I T N E S S E T H :

     WHEREAS, the Executives are employed by the Bank; and

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by such Executives and wishes to encourage continued employment; and

     WHEREAS, the Executives wish to be assured that they will be entitled to a certain amount of additional compensation for some definite period of time from and after retirement from active service with the Bank or other termination of employment and wish to provide their beneficiaries with benefits from and after death; and

     WHEREAS, the Bank and the Executives wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Executives after retirement or other termination of employment and/or death benefits to their beneficiaries after death; and

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     WHEREAS, the Bank and the Executives intend this Agreement to be considered an unfunded arrangement, maintained primarily to provide supplemental retirement income for such Executives, members of a select group of management or highly compensated employees of the Bank, for tax purposes and for purposes of the Employee Retirement Income Security Act of 1974, as amended; and

     WHEREAS, the Bank has adopted this Executive Supplemental Retirement Income Master Agreement which controls all issues relating to Supplemental Retirement Income Benefits as described herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the Bank and the Executive agree as follows:

                                    SECTION I

                                   DEFINITIONS

     When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1 "Accrued Benefit" means that portion of the Supplemental Retirement Income Benefit which is required to be expensed and accrued under generally accepted accounting principles (GAAP) by any appropriate method which the Bank's Board of Directors may require in the exercise of its sole discretion.

1.2 "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.3  "Bank" means PRESTIGE STATE BANK and any successor thereto.

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1.4  "Beneficiary"  means the person or persons (and their heirs)  designated as
     Beneficiary in the Executive's Joinder Agreement to whom the deceased Executive's benefits are payable. If no Beneficiary is so designated, then the Executive's Spouse, if living, will be deemed the Beneficiary. If the Executive's Spouse is not living, then the Children of the Executive will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no living Children, then the Estate of the Executive will be deemed the Beneficiary.

1.5 "Benefit Age" shall be the birthday on which the Executive becomes eligible to receive the maximum Supplemental Retirement Income Benefit under the Plan. Such birthday shall be designated in the Executive's Joinder Agreement.

1.6 "Benefit Eligibility Date" shall be the date on which an Executive is entitled to receive the maximum Supplemental Retirement Income Benefit available under the Plan. It shall be the 1st day of the month following the month in which the Executive attains the Benefit Age designated in his Joinder Agreement.

1.7 "Cause" means personal dishonesty, willful misconduct, willful malfeasance, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation
     (other than traffic violations or similar offenses), or final cease-and-desist order, material breach of any provision of this Agreement, or gross negligence in matters of material importance to the Bank.

1.8  "Change in Control" of the Bank or the Holding Company shall mean:

     (1) a Change in Control of a nature that would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

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     (2)  a Change in Control shall occur at such time as

          (i) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not now presently but becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
               Act), directly or indirectly, of securities of the Holding Company representing Thirty Percent (30%) or more of the Holding Company's outstanding securities except for any securities purchased by any tax-qualified employee benefit plan of the Holding Company or the Bank; or

          (ii) individuals   who  constitute  the  Board  of  Directors  on  the
               effective date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the Directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's shareholders was approved by the Holding Company's Incumbent Board, shall be, for purposes of this clause (ii), considered as though he were a member of the Incumbent Board; or

          (iii)a plan of reorganization, merger, consolidation, or sale of all or substantially all of the assets of the Bank or the Holding Company occurs in which the Bank or the Holding Company is not the resulting entity; or

          (iv) a proxy statement is issued soliciting proxies from the stockholders of the Holding Company by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger, or consolidation of the Holding Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of the Holding Company's securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Holding Company; or

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          (v)  a tender  offer is made for Thirty  Percent  (30%) or more of the voting securities of the Company.

1.9 "Children" means the Executive's children, or the issue of any deceased Children, then living at the time payments are due the Children under this Agreement. The term "Children" shall include both natural and adopted Children.

1.10 "Disability Benefit" means the monthly benefit payable to the Executive following a determination, in accordance with Subsection 3.6, that he is no longer able, properly and satisfactorily, to perform his duties as Executive.

1.11 "Effective Date" of this Agreement shall be February 20, 1997.

1.12 "Estate" means the estate of the Executive.

1.13 "Holding Company" means Prestige Financial Corporation.

1.14 "Interest Factor" means monthly compounding or discounting, as applicable, at six (6%) percent per annum.

1.15 "Payout Period" means the time frame during which certain benefits payable hereunder shall be distributed. Payments shall be made in equal monthly installments commencing within thirty (30) days following the occurrence of the event which triggers distribution and continuing for the greater of (i) One Hundred Eighty (180) months, or (ii) the life of the Executive. For purposes of the Survivor's Benefit payable hereunder, the Payout Period shall be One Hundred Eighty (180) consecutive months.

1.16 "Plan Year" shall mean the calendar year. However, "Plan Year" shall mean February 20, 1997 through December 31, 1997 for the first Plan Year ,

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1.17 "Spouse" means the  individual to whom the Executive is legally  married at the time of the Executive's death.

1.18 "Supplemental Retirement Income Benefit" means an annual amount (before taking into account federal and state income taxes), payable in monthly installments throughout the Payout Period. The Supplemental Retirement Income Benefit payable to the Executive is set forth in the Joinder Agreement.

1.19 "Survivor's Benefit" means an annual amount payable to the Beneficiary in monthly installments throughout the Payout Period, equal to the amount designated in the Executive's Joinder Agreement and subject to Subsection 3.2.

1.20 "Year of Service" shall be earned upon completing twelve (12) months of continuous service (including authorized leaves of absence) during any Plan Year after the execution date of the Executive's Joinder Agreement. However, one "Year of Service" shall be earned upon completing ten (10) months of continuous service (including authorized leaves of absence) during the first Plan Year.

                                   SECTION II

                          ESTABLISHMENT OF RABBI TRUST

     The Bank intends to establish a rabbi trust into which the Bank intends to contribute assets which shall be held therein, subject to the claims of the Bank's creditors in the event of the Bank's "Insolvency" as defined in the agreement which establishes such rabbi trust, until the contributed assets are paid to the Executives and their Beneficiaries in such manner and at such times as specified in this Agreement. It is the intention of the Bank to make contributions to the rabbi trust to provide the Bank with a source of funds to assist it in meeting the liabilities of this Agreement. The rabbi trust and any assets held therein shall conform to the terms of the rabbi trust agreement

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which has been established in conjunction with this Agreement. To the extent the language in this Agreement is modified by the language in the rabbi trust agreement, the rabbi trust agreement shall supersede this Agreement. Any contributions to the rabbi trust shall be made during each Plan Year in accordance with the rabbi trust agreement. The amount of such contribution(s) shall be equal to the full present value of all benefit accruals under this Plan, if any, less: (i) previous contributions made on behalf of the Executive
to  the  rabbi  trust,   and  (ii)   earnings  to  date  on  all  such  previous
contributions.

                                   SECTION III

                                    BENEFITS

3.1 Retirement Benefit. If the Executive is in service with the Bank until reaching his Benefit Age, the Executive shall be entitled to the Supplemental Retirement Income Benefit. Such benefit shall commence on the Executive's Benefit Eligibility Date and shall be payable in monthly installments throughout the Payout Period. In the event the Executive dies at any time after attaining his Benefit Age, but prior to completion of all such payments due and owing hereunder, the Bank shall pay to the Executive's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

3.2 Death Prior to Benefit Age. If the Executive dies prior to attaining his Benefit Age but while employed at the Bank, the Executive's Beneficiary shall be entitled to the Survivor's Benefit. The Survivor's Benefit shall commence within thirty (30) days of the Executive's death and shall be payable in monthly installments throughout the Payout Period.

3.3 Involuntary Termination Other Than for Cause. If the Executive's employment with the Bank is involuntarily terminated prior to the attainment of his Benefit Age, for any reason other than for Cause, the Executive's death, disability, or following a Change in Control (as defined), the Executive (or his Beneficiary) shall be entitled to the Supplemental Retirement Income Benefit set forth in the Executive's

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Joinder  Agreement,  based  on the  Executive's  actual  age at  termination  of employment. Such benefit shall commence within thirty (30) days of such termination and shall be payable in monthly installments throughout the Payout Period. In the event the Executive dies prior to commencement or completion of all such payments due and owing hereunder, the Bank shall pay to the Executive's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

3.4  Termination of Service Related to a Chance in Control.

If a Change in Control occurs at the Bank, and thereafter the Executive's employment is terminated (either voluntarily or involuntarily), the Executive shall be entitled to the Supplemental Retirement Income Benefit set forth in the Executive's Joinder Agreement, based on the Executive's actual age at termination of employment. Such benefit shall commence within thirty (30) days of such termination and shall be payable in monthly installments throughout the Payout Period. In the event that the Executive dies at any time after termination of employment, but prior to commencement or completion of all such payments due and owing hereunder, the Bank, or its successor, shall pay to the Executive's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

3.5 Termination for Cause. If the Executive is terminated for Cause, all benefits under this Agreement shall be forfeited and this Agreement shall become null and void.

3.6 Disability Benefit. Notwithstanding any other provision hereof, if requested by the Executive and approved by the Board of Directors (which approval shall not be unreasonably withheld), the Executive shall be entitled to receive the Disability Benefit hereunder, in any case in which it is determined by a duly licensed physician selected by the Bank, that the Executive is no longer able, properly and satisfactorily, to perform his regular duties as an Executive, because of ill health, accident, disability or general inability due to age. If the Executive's

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     service is  terminated  pursuant  to this  paragraph  and Board of Director approval is obtained, the Executive may elect to begin receiving the Disability Benefit in lieu of his Supplemental Retirement Income Benefit, which is not available prior to the Executive's Benefit Eligibility Date. The Disability Benefit shall not begin more than thirty (30) days following the above-mentioned disability determination. The Disability Benefit shall
     equal  the  Supplemental   Retirement  Income  Benefit  set  forth  in  the
     Executive's Joinder Agreement, based on the Executive's actual age at the time of approval of the Disability Benefit by the Board of Directors. The Disability Benefit shall be payable in monthly installments over the Payout Period commencing within thirty (30) days of the approval of the Disability Benefit by the Board of Directors. In the event the Executive dies at any time after termination of employment due to disability but prior to commencement or completion of all payments due and owing hereunder, the Bank shall pay to the Executive's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

3.7 Voluntary Termination of Employment. If the Executive voluntarily terminates employment with the Bank before reaching his Benefit Age, other than a voluntary termination following a Change in Control in accordance with Section 3.4 hereof, all benefits under this Agreement shall be forfeited and this Agreement shall become null and void with respect to the Executive.

3.8  Non-Competition During and After Employment.

     (a) In consideration of the agreements of the Bank contained herein and of the payments to be made by the Bank pursuant hereto, the Executive hereby agrees that, so long as he remains employed by the Bank, he will devote substantially all of his time, skill, diligence and attention to the business of the Bank, and will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank.

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     (b)  The  Executive   expressly  agrees  that,  as  consideration  for  the
          covenants of the Bank contained herein and as a condition to the performance by the Bank of its obligations hereunder, from and after any voluntary or involuntary termination of service, other than a termination of service pursuant to Subsection 3.4, and continuing throughout the entire Payout Period, as provided herein, he will not, without the prior written consent of the Bank, engage in, become interested, directly or indirectly, as a sole proprietor, as a partner in a partnership, or as a substantial shareholder in a corporation, nor become associated with, in the capacity of an employee, director,
          officer,   principal,   agent,   trustee  or  in  any  other  capacity
          whatsoever, any enterprise conducted in the trading area of the business of the Bank which enterprise is, or may be deemed to be, competitive with any business carried on by the Bank as of the date of the termination of the Executive's employment or his retirement.

     (c) In the event of a termination of the Executive's service related to a Change in Control pursuant to Subsection 3.4, paragraph (b) of this Subsection 3.8 shall cease to be a condition to the performance by the Bank of its obligations under this Agreement.

3.9 Breach. In the event of any breach by the Executive of the agreements and covenants contained herein, the Board of Directors of the Bank shall direct that any unpaid balance of any payments to the Executive under this Agreement be suspended, and shall thereupon notify the Executive of such suspensions, in writing. Thereupon, if the Board of Directors of the Bank shall determine that said breach by the Executive has continued for a period of one (1) month following notification of such suspension, all rights of the Executive and his Beneficiaries under this Agreement, including rights to further payments hereunder, shall thereupon terminate.

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3.10 Additional   Death   Benefit  -  Burial   Expense.   In   addition  to  the
     above-described death benefits, upon the Executive's death, the Executive's Beneficiary shall be entitled to receive a one-time lump sum death benefit in the amount of Ten Thousand ($10,000.00) Dollars. This benefit shall be provided specifically for the purpose of providing payment for burial and/or funeral expenses of the Executive. Such death benefit shall be payable within thirty (30) days of the Executive's death. The Executive's Beneficiary shall not be entitled to such benefit if the Executive is terminated for Cause prior to death.

                                   SECTION IV

                            BENEFICIARY DESIGNATION

     The Executive shall make an initial designation of primary and secondary Beneficiaries upon execution of his Joinder Agreement and shall have the right to change such designation, at any subsequent time, by submitting to the Administrator in substantially the form attached as Exhibit A to the Joinder Agreement, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

                                    SECTION V

                          EXECUTIVE'S RIGHT TO ASSETS

     The rights of the Executive, any Beneficiary, or any other person claiming through the Executive under this Agreement, shall be solely those of an unsecured general creditor of the Bank. The Executive, the Beneficiary, or any other person claiming through the Executive, shall only have the right to receive from the Bank those payments so specified under this Agreement. The Executive agrees that he, his Beneficiary, or any other person claiming through him shall have no rights or interests whatsoever in any asset of the Bank, including any insurance policies or contracts which the Bank may possess or obtain to informally fund this Agreement. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this

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Agreement,  unless  expressly  provided  herein,  shall not be deemed to be held under any trust for the benefit of the Executive or his Beneficiaries, nor shall any asset be considered security for the performance of the obligations of the Bank. Any such asset shall be and remain, a general, unpledged, and unrestricted asset of the Bank.

                                   SECTION VI

                           RESTRICTIONS UPON FUNDING

     The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The Executive, his Beneficiaries or any successor in interest to him shall be and remain simply a general unsecured creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation. The Bank reserves the absolute right in its sole discretion to either purchase assets to meet its obligations undertaken by this Agreement or to refrain from the same and to determine the extent, nature, and method of such asset purchases. Should the Bank decide to purchase assets such as life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such assets at any time, in whole or in part. At no time shall the Executive be deemed to have any lien, right, title or interest in or to any specific investment or to any assets of the Bank. If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical examination and by supplying such additional information necessary to obtain such insurance or annuities.

                                   SECTION VII

                    ALIENABILITY AND ASSIGNMENT PROHIBITION

     Neither the Executive nor any Beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be

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subject to seizure for the payment of any debts, judgments,  alimony or separate maintenance owed by the Executive or his Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Executive or any Beneficiary attempts assignment, communication, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.

                                  SECTION VIII

                                 ACT PROVISIONS

8.1 Named Fiduciary and Administrator. The Bank shall be the Named Fiduciary and Administrator (the "Administrator") of this Agreement. As Administrator, the Bank shall be responsible for the management, control and administration of the Agreement as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Agreement, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

8.2 Claims Procedure and Arbitration. In the event that benefits under this Agreement are not paid to the Executive (or to his Beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused. The Bank and its Board of Directors shall review the written claim and, if the claim is denied, in whole or in part, they shall provide in writing, within ninety (90) days of receipt of such claim, their specific reasons for such denial, reference to the provisions of this Agreement or the Joinder Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such writing by the Bank and its Board of Directors shall further indicate the additional steps which must be undertaken by claimants if an additional review of the claim denial is desired.

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     If claimants desire a second review, they shall notify the Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Agreement, the Joinder Agreement or any documents relating thereto and submit any issues and comments, in writing, they may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Agreement or the Joinder Agreement upon which the decision is based.

     If claimants continue to dispute the benefit denial based upon completed performance of this Agreement and the Joinder Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to mediation, administered by the American Arbitration Association ("AAA") (or a mediator selected by the parties) in accordance with the AAA's Commercial Mediation Rules. If mediation is not successful in resolving the dispute, it shall be settled by arbitration administered by the AAA under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                                   SECTION IX

                                  MISCELLANEOUS

9.1 No Effect on Employment Rights. Nothing contained herein will confer upon the Executive the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with the Executive without regard to the existence of the Agreement.

9.2 State Law. The Agreement is established under, and will be construed according to, the laws of the State of New Jersey, to the extent such laws are not preempted by the Act and valid regulations published thereunder.

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9.3  Severability.  In the event that any of the provisions of this Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be
     given  to  the  intent   manifested  in  the  provisions  held  invalid  or
     inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

9.4 Incapacity of Recipient. In the event the Executive is declared incompetent and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Agreement to which such Executive is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

9.5 Unclaimed Benefit. The Executive shall keep the Bank informed of his current address and the current address of his Beneficiaries. The Bank shall not be obligated to search for the whereabouts of any person. If the location of the Executive is not made known to the Bank as of the date upon which any payment of any benefits may first be made, the Bank shall delay payment of the Executive's benefit payment(s) until the location of the Executive is made known to the Bank; however, the Bank shall only be obligated to hold such benefit payment(s) for the Executive until the expiration of thirty-six (36) months. Upon expiration of the thirty-six
     (36) month period, the Bank may discharge its obligation by payment to the Executive's Beneficiary. If the location of the Executive's Beneficiary is not made known to the Bank by the end of an additional two (2) month period following expiration of the thirty-six (36) month period, the Bank may discharge its obligation by payment to the Executive's Estate. If there is no Estate in existence at such time or if such fact cannot be determined by the Bank, the Executive and his Beneficiary(ies) shall thereupon forfeit any rights to the balance, if any, of any benefits provided for such Executive and/or Beneficiary under this Agreement.

9.6 Limitations on Liability. Notwithstanding any of the preceding provisions of the Agreement, no individual acting as an employee or agent of the Bank, or as a member of the Board of Directors shall be personally liable to the Executive or any other person for any claim, loss, liability or expense incurred in connection with the Agreement.

9.7 Gender. Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

9.8 Effect on Other Corporate Benefit Agreements. Nothing contained in this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Bark's existing or future compensation structure.

9.9 Suicide. Notwithstanding anything to the contrary in this Agreement, the benefits otherwise provided herein shall not be payable and this Agreement shall become null and void if the Executive's death results from suicide, whether sane or insane, within twenty-four (24) months after the execution of his Joinder Agreement.

9.10 Inurement. This Agreement shall be binding upon and shall inure to the benefit of the Bank, its successors and assigns, and the Executive, his successors, heirs, executors, administrators, and Beneficiaries.

9.11 Tax Withholding. The Bank may withhold from any benefits payable under this Agreement all federal, state, city, or other taxes as shall be required pursuant to any law or governmental regulation then in effect.

9.12 Headings. Headings and sub-headings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

                                    SECTION X

                              AMNDMENT/REVOCATION

     This Agreement shall not be amended, modified or revoked at any time, in whole or part, without the mutual written consent of the Executive and the Bank, and such mutual consent shall be required even if the Executive is no longer employed by the Bank.

                                   SECTION XI

                                   EXECUTION

11.1 This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

11.2 This Agreement shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.

         EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME JOINDER AGREEMENT TYPE
                (PAYMENT OPTION - 15 YEAR PERIOD CERTAIN OR LEE)

     I,_____________ , and PRESTIGE STATE BANK hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Executive Supplemental Retirement Income Agreement ("Agreement") established as of Feb 27, 1997, by PRESTIGE STATE BANK, as such Agreement may now exist or hereafter be modified; and do further agree to the terms and conditions thereof.

     I understand that I must execute this Executive Supplemental Retirement Income Joinder Agreement Type ("Joinder Agreements) as well as notify the Administrator of such execution, on or before Feb 27, 1997, in order to participate in the Plan from its Effective Date. Otherwise, I may execute this Joinder Agreement and give notice of such execution to the Administrator at least thirty (30) days prior to any January 1.

My "Benefit Age" shall be sixty-two (62).

My annual "Supplemental Retirement Income Benefit" shall be as set forth below:

   Current                                       Supplemental Retirement
     Age                                              Income Benefit
     ---                                              --------------

     47                                                 $ 75,000
     48                                                   75,000
     49                                                   75,000
     50                                                   75,000
     51                                                   75,000
     52                                                   77,307
     53                                                   83,492
     54                                                   90,171
     55                                                   97,385
     56                                                  105,176
     57                                                  113,590
     58                                                  122,677
     59                                                  132,491
     60                                                  143,091
     61                                                  154,538
     62                                                  166,901

My annual "Survivor's Benefit" shall be $166,901, subject to Subsection 3.2.

     In general, I understand that my receipt (or my Beneficiary's receipt) of the Supplemental Retirement Income Benefit (or Survivor's Benefit) shall be subject to all provisions of the Agreement.

     I hereby designate the following individuals as my "Beneficiary" and I am aware that I can subsequently change such designation by submitting to the Administrator, at any subsequent time, and in substantially the form attached hereto as Exhibit A, a written designation of the primary and secondary Beneficiaries to whom payment under the Agreement shall be made in the event of my death prior to complete distribution of the benefits due and payable under the Agreement. I understand that any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

PRIMARY BENEFICIARY: _________________________________________________

SECONDARY BENEFICIARY:________________________________________________

     I further understand that I am entitled to review or obtain a copy of the Agreement, at any time, and may do so by contacting the Bank.

     This Joinder Agreement shall become effective upon execution (below) by both the Executive and a duly authorized officer of the Bank.

Dated this 27 day of Feb, 1997



_______________________________
(Executive)



_______________________________
(Bank's duly Authorized Officer)

           EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME JOINDER AGREEMENT
                             BENEFICIARY DESIGNATION

     The Executive, under the terms of the Executive Supplemental Retirement Income Agreement executed by the Bank and dated _________________ 19_, hereby designates the following Beneficiary to receive any guaranteed payments or death benefits under such Agreement, following his death:


PRIMARY BENEFICIARY: _________________________________________________

SECONDARY BENEFICIARY:________________________________________________


     This  Beneficiary   Designation   hereby  revokes  any  prior   Beneficiary
Designation which may have been in effect.

     Such Beneficiary Designation is revocable.

DATE:_______________, 19__


__________________________             __________________________
(WITNESS)                              EXECUTIVE


__________________________
(WITNESS)




                                   Exhibit A